PROSPECTUS
MAY 1, 2020
VanEck Funds
VanEck NDR Managed Allocation Fund
Class A: NDRMX / Class I: NDRUX / Class Y: NDRYX

These securities have not been approved or disapproved either by the
U.S. Securities and Exchange Commission (SEC), or by any State Securities
Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus.

Any claim to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y)

I. SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The VanEck NDR Managed Allocation Fund seeks capital appreciation.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the VanEck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information–Sales Charges” section of this prospectus, in the “Availability of Discounts” section of the Fund’s Statement of Additional Information (“SAI”) and, with respect to purchases of shares through specific intermediaries, in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.”
Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y
Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.82%	0.75%	0.84%
Acquired Fund Fees and Expenses (AFFE)	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	2.03%	1.71%	1.80%
Fee Waivers and/or Expense Reimbursements[2]	-0.71%	-0.69%	-0.73%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.32%	1.02%	1.07%

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]
Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.15% for Class A, 0.85% for Class I, and 0.90% for Class Y of the Fund’s average daily net assets per year until May 1, 2021. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and applies fee waivers and/or expense reimbursements, if any, for the periods indicated above under “Annual Fund Operating Expenses.” Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

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VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y) (continued)

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$702	$1,110	$1,544	$2,744
Class I	Sold or Held	$104	$471	$863	$1,962
Class Y	Sold or Held	$109	$495	$907	$2,056

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 193% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Adviser seeks to achieve the Fund’s investment objective by investing, under normal conditions, primarily in (i) exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”) and invest in domestic and foreign equity and debt securities, including exchange traded funds (“ETFs”) and exchange traded notes (“ETNs”); and (ii) cash or cash equivalents. The securities held by the Exchange Traded Products include equity securities of companies of any market capitalization, debt securities of any credit quality, duration and maturity and emerging market securities. The Adviser expects to invest the Fund’s assets primarily in unaffiliated, passively-managed Exchange Traded Products.
The Adviser uses a customized version of a global tactical asset allocation model (the “VE NDR Model”) developed by Ned Davis Research, Inc. (“NDR”). The VE NDR Model uses customized parameters to guide asset allocation decisions. The VE NDR Model combines the signals generated by various NDR sub-models, which, in the aggregate, aim to enhance asset allocation by tilting portfolio weightings toward asset classes believed to be more attractive than others given perceived market trends, current opportunities and/or risks in the market. The sub-models use fundamental, macroeconomic and technical indicators to generate allocation signals among (i) stocks, bonds and cash, (ii) geographical locations and (iii) market capitalization (e.g., company size) and investment style (e.g., value and growth). As used herein, the term “signals” refers to allocation percentages generated by the VE NDR Model.
Fundamental and macroeconomic indicators used by the sub-models may include, but are not limited to, investor sentiment, earnings, monetary policy, inflation and yield curves. Technical indicators used by the sub-models include, but are not limited to, trend, mean reversion, momentum and seasonality. The Adviser allocates the Fund’s assets to those Exchange Traded Products that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the return of the VE NDR Model. The VE NDR Model typically adjusts its signals on a monthly basis.
A significant portion of the Fund’s assets may be held in cash or cash equivalents including, but not limited to, money market instruments, U.S. Treasury bills, interests in short-term investment funds or shares of money market or short-term bond funds. The Fund may engage in active and frequent trading of portfolio securities.
PRINCIPAL RISKS
There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money. Also, because the Fund invests directly in Exchange Traded Products, which, in turn, invest directly in or have exposure to equity and debt securities and other asset categories, the following principal risks are those of the Fund and Exchange Traded Products, as appropriate. As a result of the Fund’s direct investment in Exchange Traded Products, the Fund is indirectly exposed to the risks of the securities held by and other investments made by the Exchange Traded Products.
Cash and Cash Equivalents. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. Holding cash subjects the Fund to the credit risk of the depositary institution.
Investment in Money Market Funds. Although a money market fund is designed to be a relatively low risk investment, it is subject to certain risks. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to maintain a net asset value of $1.00 per share, it is possible that the Fund may lose money by investing in a money market fund.

2

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.
Exchange Traded Products. While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, an active trading market for shares of an Exchange Traded Product may not develop or be maintained and trading in the Exchange Traded Product may be halted by the exchange on which it trades.
Exchange Traded Products’ Underlying Investments. Through its investment in an Exchange Traded Product, the Fund is subject to the risks associated with the Exchange Traded Product’s underlying investments, including the possibility that the value of the securities or other assets held by the Exchange Traded Product could decrease. These risks include any combination of the risks described herein, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and an Exchange Traded Product’s asset allocation. Additionally, the Fund will bear additional expenses based on its pro rata share of the Exchange Traded Product’s operating expenses. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Exchange Traded Product.
Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Exchange Traded Product to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non- qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments.
Common Stock. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Concentration. An Exchange Traded Product that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing an Exchange Traded Product to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Exchange Traded Product’s derivative positions at times when the Exchange Traded Product might wish to terminate or sell such positions and over-the-counter instruments may be illiquid and are subject to counterparty risk.
Emerging Markets. Investments in the securities of emerging markets typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.
Foreign Currency. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets.
Foreign Securities. Investments in securities of foreign issuers are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or

3

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y) (continued)

social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.
Investment Style. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.
Large-Capitalization Companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. The stocks of small and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Limited Number of Holdings Risk. The Fund may hold a limited number of securities. Therefore, a change in the value of these securities could significantly affect the value of your investment in the Fund.
Market Risk. The prices of the securities in the Fund or an Exchange Traded Product that the Fund holds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  The Exchange Traded Products that the Fund holds, including ETFs and ETNs may trade at a premium or discount to their net asset values. An investment in the Fund may lose money.
Models and Data Risk: Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by NDR (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Operational. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. This may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Regulatory. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
PERFORMANCE
The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the blended index shown below is an unmanaged index calculated by the Adviser that is comprised of 60% MSCI AC World Daily TR Gross USD Index (ACWI) and 40% Bloomberg Barclays US Aggregate Total Return Value Unhedged USD Index (Bloomberg Barclays Index). The ACWI represents large- and mid-cap companies across 23 developed and 26 emerging market countries and covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.
Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the VanEck website at vaneck.com.

4

Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	+5.24%	1Q '19
Worst Quarter:	-8.91%	4Q '18

Average Annual Total Returns as of 12/31/19	1 Year	Life of Class
Class A Shares (5/11/16)
Before Taxes	4.81%	4.34%
After Taxes on Distributions[1]	4.20%	3.66%
After Taxes on Distributions and Sale of Fund Shares	2.87%	3.11%
Class I Shares (5/11/16)
Before Taxes	11.53%	6.36%
Class Y Shares (5/11/16)
Before Taxes	11.49%	6.31%
60% MSCI AC World Daily TR Gross USD Index/40% Bloomberg Barclays US Agg Total
Return Value Unhedged USD Index
(reflects no deduction for fees, taxes, or expenses)	19.81%	9.00%
MSCI AC World Daily TR Gross USD Index
(reflects no deduction for fees, expenses, or taxes)	27.30%	12.91%
Bloomberg Barclays US Agg Total Return Value Unhedged USD Index
(reflects no deduction for fees, expenses, or taxes)	8.72%	2.98%

[1]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Managers.
David Schassler and John Lau have been the Portfolio Manager and Deputy Portfolio Manager of the Fund, respectively, since its inception in 2016.

5

VANECK NDR MANAGED ALLOCATION FUND (CLASS A, I, Y) (continued)

PURCHASE AND SALE OF FUND SHARES
In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1,000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party record keepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program.
Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Adviser’s discretion.
TAX INFORMATION
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA), in which case your distributions may be taxed as ordinary income when withdrawn from such account.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.
1. INVESTMENT OBJECTIVE
The VanEck NDR Managed Allocation Fund seeks capital appreciation.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. To the extent practicable, the Fund will provide shareholders with 60 days’ prior written notice before changing its investment objective.
2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
Cash and Cash Equivalents Risk. To the extent the Fund holds cash and cash equivalents positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation, which could negatively impact the Fund’s performance and ability to achieve its investment objective. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. Holding cash subjects the Fund to the credit risk of the depositary institution.
Debt Securities Risk. Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the “secondary market”—that is, they are traded by people other than their original issuers.
Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund or an Exchange Traded Product receives from it but may affect the value of the Fund’s or Exchange Traded Product’s shares. Changes in government policies, such as raising the federal funds rate, may increase interest rates which are currently at or near historic lows. These policy changes, along with changing market conditions, may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.
Exchange Traded Products Risk. The Fund invests in Exchange Traded Products, including ETFs and ETNs. An ETF is a term that is used to describe a variety of pooled investment vehicles, such as investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and commodity trusts, that are traded on a securities exchange and hold or have exposure to various financial instruments and/or commodities. ETNs are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold on a securities exchange. However, while ETF shares represent an interest in the ETF’s underlying assets, ETNs are structured products that are an obligation of the issuing bank, broker-dealer or other intermediary, whereby the intermediary agrees to pay a return based on the target index less any fees. ETNs combine certain aspects of bonds and ETFs. Investors can hold an ETN until maturity. The shares of the Exchange Traded Products may trade at a premium or discount to their net asset values. The Exchange Traded Products in which the Fund invests may include Exchange Traded Products that invest in equity and debt securities, as well as other asset categories.
While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. In addition, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, an active trading market for shares of an Exchange Traded Product may not develop or be maintained and trading in the Exchange Traded Product may be halted by the exchange on which it trades.
Exchange Traded Products’ Underlying Investments Risk. Through its investment in an Exchange Traded Product, the Fund is subject to the risks associated with the Exchange Traded Product’s underlying investments, including the possibility that the value of the securities or other assets held by the Exchange Traded Product could decrease. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall allocation and an Exchange Traded Product’s asset allocation. Additionally, the Fund will bear additional expenses based on its pro rata share of the Exchange Traded Product’s operating expenses. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an Exchange Traded Product.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.
Commodities and Commodity-Linked Derivatives. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, disease, acts of terrorism, natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.
Commodities and Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act. In September 2016 the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. The IRS also revoked rulings issued to some funds regarding the treatment of commodity-linked notes held directly by such funds. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a regulated investment company may limit the Fund’s use of such derivative instruments. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.
Common Stock. An Exchange Traded Product may invest in common stocks which are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.
Concentration. An Exchange Traded Product may, at various times, concentrate in the securities of a particular industry or group of industries, and when a fund is over weighted in an industry or group of industries, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not over weighted in an industry or group of industries.
Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying currency, security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing an Exchange Traded Product to lose more money than it originally committed to initial margin, and more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. There may be imperfect correlation between changes in the market value of a derivatives and the value of its underlying reference asset, or in the case of hedging, in the value of the portfolio investment being hedged, and this may be exaggerated in times of market stress or volatility. Many derivatives require an Exchange Traded Product to post margin or collateral or otherwise maintain liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. In order to satisfy margin or other requirements, an Exchange Traded Product may need to sell securities from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund's or an Exchange Traded Product's ability to fully execute its investment strategies and/or achieve its investment objective. The use of derivatives may increase the amount of taxes payable by shareholders because changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains. Additionally, the Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company. Other risks arise from an Exchange Traded Product’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for an Exchange Traded Product’s derivative positions at times when an Exchange Traded Product might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to counterparty risk, which is the risk that an Exchange Traded Product's counterparty in a transaction may be unwilling, or unable, to perform its obligations under the transaction. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate. Derivatives may be subject to changing government regulation that could impact an Exchange Traded Product's ability to use certain derivatives and their cost.
In November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the fund would need to trade derivatives

8

and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements and requirements related to board reporting. These new requirements would apply unless the fund is qualified as a “limited derivatives user,” as defined in the SEC’s proposal. The fund trading reverse repurchase agreements or similar financing transactions would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the fund is a limited derivatives user, but for the fund subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the fund’s investments and cost of doing business, which could adversely affect investors.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. To manage the risk associated with leveraging, the Fund may segregate liquid assets, or otherwise “cover” its derivatives position in a manner consistent with the 1940 Act and the rules and SEC interpretations thereunder. The Fund may modify its asset segregation policies at any time to comply with any changes in the SEC’s positions regarding asset segregation.
Emerging Markets. Investments in the securities of emerging markets which typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. These factors, among others, make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.
Foreign Currency. Investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. The U.S. dollar value of these investments will vary depending on changes in exchange rates and the performance of the underlying assets. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Exchange Traded Product’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and an Exchange Traded Product’s income available for distribution. The value of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Exchange Traded Product may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.
Foreign Securities. Investments in securities of foreign issuers are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign companies may become subject to sanctions imposed by the United States, another country or an international organization, which could result in the immediate freeze of the foreign companies’ assets or securities. The imposition of such sanctions could impair the market value of the securities of such foreign companies and limit the Fund’s ability to buy, sell, receive or deliver the securities. Some of the risks of investing in foreign securities may be reduced when an Exchange Traded Product invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.
Investment Style. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions. As a result, an Exchange Traded Product’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

9

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Large-Capitalization Companies. Securities of large-capitalization companies could fall out of favor with the market and underperform securities of small- or medium-capitalization companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Medium-Capitalization Companies. Securities of small- and medium-sized companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. The stocks of small and medium-sized companies may have returns that vary, sometimes significantly, from the overall stock market.
Limited Number of Holdings Risk. The Fund may hold a limited number of securities. Therefore, a change in the value of these securities could significantly affect the value of your investment in the Fund.
Market Risk. The prices of the securities in the Fund or an Exchange Traded Product that the Fund holds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide.  Overall securities values could decline generally or could underperform other investments.  The Exchange Traded Products that the Fund holds, including ETFs and ETNs may trade at a premium or discount to their net asset values. An investment in the Fund may lose money.
Models and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data supplied by NDR (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by NDR, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Operational Risk. An investment in the Fund involves “operational risk”—the risk arising from the Fund’s operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading of portfolio securities and thus may experience a high portfolio turnover rate. A high portfolio turnover rate may result in significant taxable capital gains as a result of the frequent trading of the Fund’s portfolio securities and the Fund will incur transaction costs in connection with buying and selling the securities, which may lower the Fund’s return.
Regulatory Risk. Changes in the laws or regulations of the United States, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.
3. ADDITIONAL INVESTMENT STRATEGIES
ADDITIONAL REGULATORY CONSIDERATIONS
With respect to the Fund, the Adviser relies upon temporary no-action relief (the "No-Action Relief) issued by the U.S. Commodity Futures Trading Commission ("CFTC") which provides relief from registration as a "commodity pool operator" ("CPO") under the Commodity Exchange Act of 1936, as amended ("CEA"), and the rules of the CFTC to the operator of a fund-of-funds where the operator does not know and could not reasonably know that fund-of-fund's indirect exposure to commodity interests derived from contributions to underlying funds exceeds certain de minimis limitations, therefore subjecting the operator to CPO registration in respect of the fund-of-funds. The No-Action Relief will continue to remain in effect until six months after the effective date of any revised guidance issued by the CFTC. As a result, the Adviser is not currently subject to CFTC registration or regulation as a CPO with respect to the Fund. In addition, with respect to the Fund, the Adviser is relying upon a related exemption from registration as a “commodity trading advisor” ("CTA") under the CEA and the rules of the CFTC.

10

INVESTING DEFENSIVELY
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.
INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act places limits on the percentage of the total outstanding stock of another investment company that may be owned by the Fund; however, exemptive relief from the SEC permits the Fund to invest in other unaffiliated investment companies in excess of this limitation if certain conditions are met (the “Exemptive Relief”). The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one investment company. Compliance with such investment restrictions may result in increased tracking error for the Fund. The Fund and its affiliates may not actively acquire “control” of an investment company, which is presumed once ownership of an investment company’s outstanding voting securities exceeds 25%. Also, to comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote shares of an investment company in the same general proportion as shares held by other shareholders of the investment company.
SECURITIES LENDING
The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.
The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.
4. OTHER INFORMATION AND POLICIES
BENEFICIARIES OF CONTRACTUAL ARRANGEMENTS
VanEck Funds (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, administrator and distributor, who provide services to the Fund. Shareholders of the Fund are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce such contractual arrangements against the service providers or to seek any remedy under such contractual arrangements against the service providers, either directly or on behalf of the Trust.
This prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this prospectus, the Statement of Additional Information (“SAI”) or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
CYBER SECURITY
The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; and operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; the inability to calculate the Fund’s net asset value; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.
INFORMATION ABOUT NED DAVIS RESEARCH, INC.
NDR is registered with the SEC as an investment adviser. NDR specializes in quantitative research based on technical, fundamental and macroeconomic analysis. It is a privately held corporation headquartered in Venice, Florida. NDR was founded in 1980 as an institutional investment research provider and in 2011 was sold to Euromoney Institutional Investor PLC, a London-based holding company that invests globally in media companies operating in the financial services industry. NDR is not an affiliate of the Adviser and none of NDR’s employees are also employees of the Adviser.

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INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

PORTFOLIO HOLDINGS INFORMATION
Generally, it is the Fund’s and the Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.
Portfolio information for the Fund is available to all investors on the VanEck website at vaneck.com. Information regarding the Fund’s asset class exposures, updated as of each month-end, is also located on this website. Generally, this information is posted to the website within 10 business days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of this portfolio information from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio information at any time, without prior notice.
PORTFOLIO INVESTMENTS
The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

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III. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES
The Fund offers Class A, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.
Through a Financial Intermediary
Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your financial intermediary for details.
Through the Transfer Agent, DST Systems, Inc., an SS&C Company (DST)
You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.
The Fund’s mailing address at DST is:
VanEck Funds
P.O. Box 218407
Kansas City, MO 64121-8407
For overnight delivery:
VanEck Funds
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802
Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent.
To telephone the Fund at DST, call VanEck Account Assistance at 800-544-4653.
Purchase by Mail
To make an initial purchase, complete the VanEck Account Application and mail it with your check made payable to VanEck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for VanEck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.
Telephone Redemption-Proceeds by Check 800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including VanEck sponsored retirement plans.
Expedited Redemption—Proceeds by Wire 800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.
Written Redemption
Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

■	Special instructions, including bank wire information or special payee or address.
A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

13

SHAREHOLDER INFORMATION (continued)

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.
Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506
If your account has the optional Telephone Exchange Privilege, you can exchange between VanEck Funds of the same Class without any additional sales charge. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than VanEck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.
Written Exchange
Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■
Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”
Certificates
Certificates are not issued for new or existing shares.
Transfer of Ownership
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption Liquidity
The Fund expects to make redemption payments to the shareholder, or shareholder’s financial intermediary, within 1 to 2 business days following the Fund’s receipt of the redemption transaction from the shareholder, or shareholder’s financial intermediary. The financial intermediary acts on behalf of the shareholder and is responsible for transmitting redemption proceeds to the shareholder. Payment of redemption proceeds by the Fund may take longer than the time the Fund typically expects and may take up to 7 days as permitted by the 1940 Act.
Typically, redemption payments of Fund shares will be made in U.S. dollars. The Fund generally expects to satisfy redemption requests from available cash holdings and sale of portfolio securities. On a less regular basis, the Fund also may draw on a bank line of credit to meet redemption requests. In stressed market conditions or for a particularly large redemption, the Fund also reserves the right to meet redemption requests through a “redemption in kind” as described below.
Redemption in Kind
The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). Redemptions in kind are not routinely used by the Fund. The Fund may, however, use redemptions in kind during particularly stressed market conditions or to manage the impact of a large redemption on the Fund. In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received and will bear any market risks associated with such securities until they are converted into cash. A redemption in kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to the redeeming shareholder subject to certain loss limitation rules.
Redemptions Initiated by the Fund
The Fund reserves the right to redeem your shares in the Fund if the Board determines that the failure to so redeem may have materially adverse consequences to the shareholders of the Fund. For additional information, please see “Additional Purchase and Redemption Information - Redemptions Initiated by the Fund” in the SAI.

14

LIMITS AND RESTRICTIONS
Frequent Trading Policy
The Board has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.
The Fund may invest in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.
The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.
With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.
For further details, contact Account Assistance.
Unauthorized Telephone Requests
Like most financial organizations, VanEck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.
If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. VanEck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.
AUTOMATIC SERVICES
Automatic Investment Plan
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.
Automatic Exchange Plan
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.
Automatic Withdrawal Plan
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. For further details and to request an Application, contact Account Assistance.
MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

15

SHAREHOLDER INFORMATION (continued)

For Class A and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.
For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based, wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with VanEck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of VanEck Funds and VanEck VIP Trust and each officer, director and employee of VanEck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”
ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1,000 for Class A and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.
HOW THE FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV per share class every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.
You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.
The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an independent pricing service. Short-term debt investments having a maturity of 60 days or less are valued at amortized cost, which approximates the fair value of the security. Assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. When market quotations are not readily available for a portfolio security or other asset, or, in the opinion of the Adviser, are deemed unreliable, the Fund will use the security’s or asset’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Policies and Procedures, which have been approved by the Board. As a general principle, the current fair value of a security or other asset is the amount which the Fund might reasonably expect to receive for the security or asset upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser and reported to the Board, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices.
Factors that may cause the Fund’s Pricing Committee to fair value a security include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market, trading in the security has been suspended, or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price for the security is “stale” because its price has not changed for five consecutive business days, (4) the Adviser determines that a market quotation is not reliable, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.
In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.
Foreign equity securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign equity securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund

16

calculates its NAV. In such cases, the Pricing Committee may apply a fair valuation formula to those foreign equity securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.
Certain of the Fund’s portfolio securities are valued by an independent pricing service approved by the Board. The independent pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such independent pricing service.
There can be no assurance that the Fund could purchase or sell a portfolio security or other asset at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be material differences between a fair value price at which a portfolio security or other asset is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities or other assets may be less frequent, and of greater magnitude, than changes in the price of portfolio securities or other assets valued by an independent pricing service, or based on market quotations.
2. HOW TO CHOOSE A CLASS OF SHARES
The Fund offers three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A shares are offered to the general public. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with VanEck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with VanEck.
Financial intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

■
CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■
CLASS I Shares are offered with no sales charges on purchases, no contingent deferred redemption charge (“CDRC”), and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; persons purchasing through certain financial intermediaries or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with VanEck and makes Class I shares available to the client’s program or plan.

■
CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with VanEck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Code, including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of the Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. Shareholders no longer participating in a fee-based program may be subject to conversion of their current class of shares by their financial intermediary to another class of shares of the Fund having expenses that may be higher than the expenses of their current class of shares. The timing and implementation of such conversions are at the discretion of the shareholder’s financial intermediary. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully a Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or VanEck of that share class at the time of each purchase. More information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the prospectus and in “Purchase of Shares” in the SAI.

17

SHAREHOLDER INFORMATION (continued)

3. SALES CHARGES
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. A sales charge means that a portion of your initial investment goes toward the sales charge and is not invested. The initial sales charge varies depending upon the size of your purchase, as set forth below, and a percentage is paid to the financial intermediary who sells your Class A shares. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class I and Class Y do not have an initial sales charge. Class A does charge a contingent deferred sales charge as set forth below.
Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, entitled “Intermediary Sales Charge Discounts and Waivers.” Appendix A is incorporated herein by reference (is legally a part of this prospectus). Such intermediary-specific sales charge discounts and waivers may not be available to purchasers whose accounts are not held at and traded by their intermediary.
In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.

Class A Shares Sales Charges
	Sales Charge as a Percentage of
Dollar Amount of Purchase	Offering Price	Net Amount Invested	Percentage to Brokers or Agents[1]
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]
The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES
Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares of another VanEck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges—Reduced or Waived Sales Charges” below.
REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or VanEck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the VanEck Funds may be combined for a reduced sales charge in Class A shares only.

18

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or VanEck, as applicable), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums and of any facts qualifying the purchaser for sales charge discounts or waivers.
The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.
FOR CLASS A SHARES
Right of Accumulation
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.
Your purchases eligible for Right of Accumulation reduced sales charge (i.e. breakpoint discount) include Class A shares purchased for individual accounts registered in the name of:

■	You, individually;

■
Your “family member,” defined as your spouse (by marriage or by common law marriage/civil union as recognized by applicable state or federal law) and your children/step-children if under the age of 21;

■	You, when you own shares jointly with another individual(s) who is a non-family member;

■	You or a family member acting as the trustee, custodian, or other acting fiduciary title for a single trust, estate, or fiduciary account;

■	Your sole ownership business or the sole ownership business of a family member on which you or a family member are the authorized signer;

■	Trust Grantor (a trust established by you or a family member who is acting as the grantor of the trust);

■	Trust Beneficiary (a trust established by you or a family member who is the beneficial owner of the trust);

■	A single corporation or partnership.
Combined Purchases
The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.
Letter of Intent
If you plan to make purchases of the Fund that are eligible for a right of accumulation discount, as described above, within a 13 month period in Class A shares that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. The amount of a purchase not originally made pursuant to the LOI may be included under a backdated LOI executed within 90 days of such purchase (“accumulation credit”) to fulfill the LOI. For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Fund pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. For further details, see the Application and the SAI.
Persons Affiliated with VanEck
Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with VanEck, and other affiliates and agents, may buy without a sales charge.
Load-waived Programs Through Financial Intermediaries
Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with VanEck to offer Class A shares at net asset value through a no-load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.
Institutional Retirement Programs
Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with VanEck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.

19

SHAREHOLDER INFORMATION (continued)

Reinstatement Privilege
You have the right, once a year, to reinvest (“buy back”) proceeds of a redemption from Class A shares of the Fund into the Fund or Class A shares of another fund of the VanEck Funds within 60 days without a sales charge. If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.
FOR CLASS I AND CLASS Y SHARES
No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.
PLAN OF DISTRIBUTION (12b-1 PLAN)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2019 for all VanEck Funds, approximately 93% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 7% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12b-1 Plan)” in the SAI.

VanEck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer
VanEck NDR Managed Allocation Fund-A	0.25%	0.25%

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES
If more than one member of your household is a shareholder of any of the funds in the VanEck Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.
5. RETIREMENT PLANS
Fund shares may be invested in tax-advantaged retirement plans sponsored by VanEck or other financial organizations. Retirement plans sponsored by VanEck use UMB Bank n.a. as custodian and must receive investments directly by check or wire using the appropriate VanEck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on VanEck retirement plans, contact your broker or agent or Account Assistance.
Retirement Plans Sponsored by VanEck:
Traditional IRA
Roth IRA
SEP IRA
6. FEDERAL INCOME TAXES
TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE
The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.
For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Fund distributions of short-term capital gains are taxed as ordinary income. Fund distributions of long-term capital gains are taxed at long-term capital gain rates no matter how long you have owned your fund shares. Certain income dividends are treated as qualified dividend income, taxable at long-term capital gain rates provided certain holding period requirements are met. Tax laws and regulations are subject to change.
At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

20

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.
COST BASIS REPORTING
As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for IRS Tax Form 1099-B tax reporting by VanEck Funds for which tax basis information is available (“covered shares”), the VanEck Funds will provide cost basis information to you and the IRS for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.
The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using VanEck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the VanEck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the VanEck Funds before you redeem covered shares. The VanEck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The VanEck Funds cannot and do not provide any advice, including tax advice.
To obtain VanEck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the VanEck Funds, please go to our website at vaneck.com or call VanEck Account Services at 800-544-4653.
BACKUP WITHHOLDING
By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
STATE AND LOCAL TAXES
Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
NON-RESIDENT ALIENS
Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short- term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund is required to withhold a 30% federal tax on income dividends paid by the Fund to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied on currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). To avoid possible withholding, FFIs, other than FFIs subject to special treatment under certain intergovernmental agreements, will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S.

21

SHAREHOLDER INFORMATION (continued)

owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
The Fund makes distributions of all of its net investment income to shareholders as dividends annually. The Fund makes distributions of any net capital gains, at least annually, in December. See your tax adviser for details. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends	Distribution of Short-Term and Long-Term Capital Gains
VanEck NDR Managed Allocation Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan
Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.
Divmove
You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another VanEck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

22

8. MANAGEMENT OF THE FUND AND SERVICE PROVIDERS

23

SHAREHOLDER INFORMATION (continued)

INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER
Van Eck Associates Corporation (the “Adviser”), 666 Third Avenue, New York, New York 10017, is the Adviser to the Fund. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, exchange-traded funds, other pooled investment vehicles and separate accounts.
Jan F. van Eck and members of his family own 100% of the voting stock of the Adviser. As of December 31, 2019 the Adviser’s assets under management were approximately $54.7 billion.
Fees paid to the Adviser: Pursuant to the advisory agreement between the Adviser and the Trust (the “Advisory Agreement”), the Fund pays the Adviser a monthly fee at the annual rate equal to 0.80% of the average daily net assets of the Fund. This includes the fee paid to the Adviser for accounting and administrative services.
The Adviser has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 1.15% for Class A, 0.85% for Class I, and 0.90% for Class Y of the Fund’s average daily net assets per year until May 1, 2021.
During such time, the expense limitation is expected to continue until the Board acts to discontinue all or a portion of such expense limitation. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an underlying investment company in which the Fund invests that is managed by the Adviser, as a result of the investment of the Fund’s assets in such investment company.
The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.
For the Fund’s most recent fiscal year end, the advisory fee paid to the Adviser was as follows:

VanEck Funds	As a % of average daily net assets
NDR Managed Allocation Fund	0.80%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s semi- annual report to shareholders for the period ended June 30, 2019.
PORTFOLIO MANAGERS
David Schassler, Portfolio Manager of the Fund, is primarily responsible for the day-to-day portfolio management of the Fund.
David Schassler. Mr. Schassler is Portfolio Manager of the Fund. He has been with the Adviser since 2012 and has 15 years of experience in the financial markets. Prior to joining the Adviser, Mr. Schassler served as Director and Portfolio Manager within the UBS Portfolio Strategy Group.
John Lau. Mr. Lau is Deputy Portfolio Manager of the Fund. He has been with the Adviser since 2007 and has over 10 years’ experience in the financial markets.
The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Fund.
MANAGER OF MANAGERS STRUCTURE
The Adviser and the Trust may rely on an exemptive order from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, may select sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub- adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
THE TRUST
For more information on the VanEck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

24

THE DISTRIBUTOR
Van Eck Securities Corporation, 666 Third Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust for distributing shares of the Fund.
The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries may be compensated by the Fund for providing various services.
In addition, the Distributor or the Adviser may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor or the Adviser may receive when each of them makes these payments include, among other things, placing the Fund on the intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.
The fees paid by the Distributor or the Adviser to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the Fund attributable to a particular intermediary on an annual basis.
The Distributor or the Adviser may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.
Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.
Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

25

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

26

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2019	2018	2017	2016(a)
Net asset value, beginning of period	$26.54	$29.31	$25.97	$25.15
Income from investment operations:
Net investment income	0.38 (c)	0.34 (c)	0.22 (c)	0.20
Net realized and unrealized gain (loss) on investments	2.59	(2.73)	3.71	1.12
Total from investment operations	2.97	(2.39)	3.93	1.32
Less dividends and distributions from:
Net investment income	(0.43)	(0.23)	(0.16)	(0.25)
Net realized gains	—	(0.15)	(0.43)	(0.25)
Total dividends and distributions	(0.43)	(0.38)	(0.59)	(0.50)
Net asset value, end of period	$29.08	$26.54	$29.31	$25.97
Total return (b)	11.21%	(8.13)%	15.15%	5.27	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,271	$14,710	$10,006	$3,724
Ratio of gross expenses to average net assets (f)	1.87%	1.62%	2.09%	2.67	%(e)
Ratio of net expenses to average net assets (f)	1.16%	1.15%	1.15%	1.15	%(e)
Ratio of net expenses to average net assets, excluding
interest expense (f)	1.15%	1.15%	1.15%	1.15	%(e)
Ratio of net investment income to average net assets (f)	1.35%	1.16%	0.79%	1.79	%(e)
Portfolio turnover rate	193%	202%	229%	140	%(d)

	Class I
	Year Ended December 31,
	2019	2018	2017	2016(a)
Net asset value, beginning of period	$26.63	$29.41	$26.02	$25.15
Income from investment operations:
Net investment income	0.47 (c)	0.38 (c)	0.35 (c)	0.30
Net realized and unrealized gain (loss) on investments	2.60	(2.70)	3.67	1.07
Total from investment operations	3.07	(2.32)	4.02	1.37
Less dividends and distributions from:
Net investment income	(0.52)	(0.31)	(0.20)	(0.25)
Net realized gains	—	(0.15)	(0.43)	(0.25)
Total dividends and distributions	(0.52)	(0.46)	(0.63)	(0.50)
Net asset value, end of period	$29.18	$26.63	$29.41	$26.02
Total return (b)	11.53%	(7.85)%	15.48%	5.47	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$14,920	$12,371	$12,741	$3,285
Ratio of gross expenses to average net assets (f)	1.55%	1.36%	1.79%	2.40	%(e)
Ratio of net expenses to average net assets (f)	0.86%	0.85%	0.85%	0.85	%(e)
Ratio of net expenses to average net assets, excluding
interest expense (f)	0.85%	0.85%	0.85%	0.85	%(e)
Ratio of net investment income to average net assets (f)	1.66%	1.33%	1.23%	1.95	%(e)
Portfolio turnover rate	193%	202%	229%	140	%(d)

(a)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.

(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(c)	Calculated based upon average shares outstanding.

(d)	Not annualized.

(e)	Annualized.

(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

27

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,
	2019	2018	2017	2016(b)
Net asset value, beginning of period	$26.62	$29.39	$26.01	$25.15
Income from investment operations:
Net investment income	0.41 (c)	0.39 (c)	0.36 (c)	0.27
Net realized and unrealized gain (loss) on investments	2.65	(2.72)	3.65	1.09
Total from investment operations	3.06	(2.33)	4.01	1.36
Less dividends and distributions from:
Net investment income	(0.52)	(0.29)	(0.20)	(0.25)
Net realized gains	—	(0.15)	(0.43)	(0.25)
Total dividends and distributions	(0.52)	(0.44)	(0.63)	(0.50)
Net asset value, end of period	$29.16	$26.62	$29.39	$26.01
Total return (a)	11.49%	(7.90)%	15.45%	5.43	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$9,917	$19,346	$13,161	$1,848
Ratio of gross expenses to average net assets (f)	1.64%	1.33%	1.75%	2.90	%(e)
Ratio of net expenses to average net assets (f)	0.91%	0.90%	0.90%	0.90	%(e)
Ratio of net expenses to average net assets, excluding
interest expense (f)	0.90%	0.90%	0.90%	0.90	%(e)
Ratio of net investment income to average net assets (f)	1.48%	1.36%	1.25%	2.12	%(e)
Portfolio turnover rate	193%	202%	229%	140	%(d)

(a)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	For the period May 11, 2016 (commencement of operations) through December 31, 2016.

(c)	Calculated based upon average shares outstanding.

(d)	Not annualized.

(e)	Annualized.

(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

28

APPENDIX A

VANECK FUNDS
APPENDIX A: INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Dated May 1, 2020

VANECK NDR MANAGED ALLOCATION FUND
CLASS A: NDRMX / CLASS I: NDRUX / CLASS Y: NDRYX

This Appendix A is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2020 (the “Prospectus”) for VanEck Funds (the “Trust”), relating to VanEck NDR Managed Allocation Fund (the “Fund”), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Fund, may be obtained without charge by visiting the VanEck website at vaneck.com, by calling toll free 800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). The information disclosed in this Appendix A is part of, and incorporated in, the Prospectus. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. For the avoidance of doubt, for purposes of this Appendix A, references to a CDSC below also include the contingent deferred redemption charge (“CDRC”) as defined in the Prospectus.
Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred sales charge (“CDSC”) waivers, which are discussed below. In addition, please see the section of the Prospectus entitled “Shareholder Information-Sales Charges” for more information on sales charges and waivers available for different classes. In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any facts qualifying the purchaser for sales charge discounts or waivers.
A. Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliate investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

29

APPENDIX A (continued)

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
B.Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

C.Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

30

CDSC Waivers on Classes A, B and C shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and letters of intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

D. Shareholders purchasing Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and other retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

31

APPENDIX A (continued)

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
Breakpoints as described in the fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."

E. Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird.
Shares purchased from the proceeds of redemptions from another VanEck Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Fund's Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird
Shares sold due to death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares bought due to returns of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
Breakpoints as described in this Prospectus.
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of VanEck Fund assets held by accounts within the purchaser’s household at Baird. Eligible VanEck Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of VanEck Fund shares through Baird, over a 13-month period of time.

32

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus. The SAI includes information regarding, among other things: the Fund and its investment policies and risks; management of the Fund, investment advisory and other services, the Fund’s Board of Trustees, and tax matters related to the Fund.
Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

▪
Call VanEck at 800.826.1115, or visit the VanEck website at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

▪
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

▪
For more information about the different sales load variations imposed by financial intermediaries, see Appendix A, “Intermediary Sales Charge Discounts and Waivers,” which is incorporated herein by reference and is legally a part of this prospectus.

Transfer Agent: DST Systems Inc., an SS&C Company P.O. Box 218407 Kansas City, Missouri 64121-8407 SEC Registration Number: 811-04297	800.544.4653 vaneck.com
NDRPRO